Exhibit 10.14

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT MARKED WITH [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT, AS AMENDED.

OMNIBUS AMENDMENT TO ZEVALIN SUPPLY ARRANGEMENTS

This Omnibus Amendment to Zevalin Supply Arrangements (this “Amendment”) is made effective as of the 1st day of October, 2012 by and between Biogen Idec US Corporation, a Massachusetts corporation (“Biogen Idec”), on one hand, and RIT Oncology, LLC, a Delaware limited liability company and wholly-owned subsidiary of Spectrum Pharmaceuticals, Inc. (“RIT”), and Spectrum Pharmaceuticals Cayman, L.P., a Cayman exempted limited partnership and wholly-owned subsidiary of Spectrum Pharmaceuticals, Inc. (“Cayman”) (RIT and Cayman, collectively, “Spectrum”), on the other hand. Biogen Idec and Spectrum are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A. Biogen Idec currently supplies Zevalin to RIT for sale within the United States. Such supply arrangement is governed by that certain Supply Agreement, dated December 21, 2007, by and between Cell Therapeutics, Inc. (“CTI”) and Biogen Idec Inc. (“BIIB”), as amended by that certain First Amendment to Supply Agreement, dated December 15, 2008, by and between CTI and BIIB, as well as assigned by CTI to RIT on December 15, 2008 with BIIB’s consent pursuant to that certain consent to assignment letter agreement, dated December 15, 2008, by and among CTI, BIIB and RIT and assigned by BIIB to Biogen Idec on July 1, 2011 as BIIB informed RIT by that certain letter, dated January 27, 2012, from BIIB to RIT. Such agreement is referred to herein as the “US Supply Agreement”.

B. Biogen Idec currently supplies Zevalin to Cayman for sale outside the United States. Such supply arrangement is governed by that certain Supply Agreement, dated June 9, 1999, by and between IDEC Pharmaceuticals Corporation (now known as BIIB) and Schering Aktiengesellschaft (now known as Bayer Pharma AG), as amended by (i) that certain letter amendment, dated December 14, 2004, by and between BIIB and Schering Aktiengesellschaft (now known as Bayer Pharma AG) and (ii) that certain Amendment to Supply Agreement, dated January 16, 2012, by and between Biogen Idec and Bayer Pharma AG (under which Bayer Pharma AG consented to BIIB assigning such agreement to Biogen Idec), as well as assigned by Bayer Pharma AG to Cayman on April 1, 2012 as Bayer Pharma AG informed BIIB by that certain letter, dated April 3, 2012, from Bayer Pharma AG to BIIB. Such agreement is referred to herein as the “ex-US Supply Agreement”.

C. The Parties wish to amend the US Supply Agreement and the ex-US Supply Agreement and otherwise generally provide for a cohesive worldwide supply arrangement between Biogen Idec and Spectrum on a forward-looking basis.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Capitalized terms used in this Amendment without definition shall have the same meanings ascribed to them in the US Supply Agreement or the ex-US Supply Agreement, as applicable.

2. Unless terminated earlier in accordance with their respective terms, the US Supply Agreement and the ex-US Supply Agreement shall expire on December 31, 2014. Following such expiration, Biogen Idec shall have no further supply-related obligations pursuant to the US Supply Agreement or the ex-US Supply Agreement (including, without limitation, the Collaboration Agreement or the License Agreement) other than as set forth in Sections 7 and 8 below (i.e., manufacturing transfer). Termination, relinquishment or expiration of the US Supply Agreement or the ex-US Supply Agreement for any reason shall be without prejudice to any rights that have accrued to the benefit of either Party prior to such termination, relinquishment or expiration (including, without limitation, damages arising from any breach thereunder) and shall automatically and concurrently terminate the other agreement.

3. As of the date hereof, Biogen Idec hereby sells to Spectrum, and Spectrum hereby purchases from Biogen Idec, certain inventory related to Zevalin, which inventory includes: (i) [***] lots of Antibody Conjugate bulk solution (approximately [***] kg) expiring between [***] and [***] (ii) [***] ([***]) vials of Antibody Conjugate (unlabeled) expiring not earlier than [***] (iii) [***] ([***]) vials of sodium acetate (unlabeled) expiring not earlier than [***]; (iv) [***] ([***]) vials of formulation buffer (unlabeled) expiring not earlier than [***]; and (v) [***] ([***]) vials of the reaction vial (unlabeled) expiring not earlier than [***]. The price of such inventory shall be US $[***] and Sections 9.1 (Shipment and Taxes), 9.2 (Governing Terms) and 9.3 (No Implied Representations, Warranties or Conditions) of this Amendment shall apply with respect thereto; provided, however, that payment for such price shall be due and payable in four (4) installments of US $[***] on the first business day of each of [***], [***], [***] and [***]. On a date during [***] as agreed upon by the Parties, such inventory shall be made available for delivery to Spectrum; provided, however, that, on a date during [***] as agreed upon by the Parties, all or any portion of such inventory shall also be made available for delivery to Spectrum.

4. As of the date hereof, Biogen Idec hereby sells to Spectrum, and Spectrum hereby purchases from Biogen Idec, the equipment related to Zevalin listed on Exhibit A on an “as is” basis without any representation or warranty of any kind, express or implied (including, without limitation, any warranties of quality, performance, merchantability or fitness for a particular use or purpose). The price of such equipment shall be US $[***] and Sections 9.1 (Shipment and Taxes) and 9.2 (Governing Terms) of this Amendment shall apply with respect thereto. On a date corresponding to the start of the single drug substance manufacturing campaign in [***] pursuant to Section 6 below as agreed upon by the Parties, such equipment shall be made available for delivery to Spectrum.

5. The Parties acknowledge that, as of the date hereof, there are no outstanding orders for Finished US Goods or Bulk Product under the US Supply Agreement or Kits under the ex-US Supply Agreement. The Parties agree that, on or after the date hereof, there shall be no orders therefor other than as set forth in Section 6 below (i.e., a single drug substance manufacturing campaign in [***]). The Parties further agree that, on or after the date hereof, there shall be no forecasting for orders thereof.

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6. Prior to expiration or earlier termination of the US Supply Agreement and the ex-US Supply Agreement and upon Spectrum’s written request no later than [***], Biogen Idec agrees to conduct a single drug substance manufacturing campaign, at any time within nine (9) to eighteen (18) months of such written request (i.e., the timing during this period is in Biogen Idec’s sole discretion), to supply Spectrum with [***] batches of 2B8 (i.e., the drug substance antibody) produced using [***] liter bioreactors. Spectrum shall purchase from Biogen Idec all 2B8 produced from such batches, provided that the quantity produced is no less than [***] grams but no more than [***] grams. Spectrum shall make such written request pursuant to a single purchase order sent in a manner and format consistent with Biogen Idec’s reasonable direction. The price of such 2B8 shall be US $[***] per gram of active weight antibody for the first [***] grams and US $[***] per gram of active weight antibody for any additional grams and Sections 9.1 (Shipment and Taxes), 9.2 (Governing Terms) and 9.3 (No Implied Representations, Warranties or Conditions) of this Amendment shall apply with respect to any such 2B8 ordered pursuant to this Section 6 mutatis mutandis; provided, however, that, no later than [***] ([***]) days before the start of such single drug substance manufacturing campaign, Spectrum shall deposit funds for advance payment of [***] percent ([***]%) of such price into an escrow account with an escrow agent reasonably acceptable to Biogen Idec (it being understood that any escrow agreement, joint instructions or other terms of escrow release shall provide for the immediate release of funds to Biogen Idec upon delivery of the 2B8 ordered pursuant to this Section 6). The remaining [***] percent ([***]%) of the price shall be due and payable upon such delivery. For the avoidance of doubt, Biogen Idec’s obligation to conduct such single drug substance manufacturing campaign is conditioned upon the Parties identifying such escrow agent, the Parties executing and delivering the applicable escrow agreement, joint instructions or other terms of escrow release, which Biogen Idec will not unreasonably prevent or delay, and Spectrum depositing such funds into such escrow account (i.e., Biogen Idec shall have no liability or other obligation pursuant to this Section 6 until such condition is fully satisfied).

7. The Parties agree that, on and after the date hereof, Spectrum shall be responsible for analytical services, fill/finish activities, conjugation activities and all other drug product activities for Zevalin. Without prejudice to the generality of the foregoing, the Parties agree to the following:

(a) Spectrum shall submit any and all applicable regulatory submissions to the appropriate regulatory authority in all jurisdictions as soon as reasonably possible for the transitioning of Zevalin contemplated by this Section 7 and otherwise no later than [***] ([***]) months after completion of the applicable validation.

(b) In the event that Spectrum undertakes commercially reasonable efforts to conduct conjugation activities at [***] (as defined below) and such efforts fail to deliver the Antibody Conjugate, then, upon Spectrum’s written request no later than June 30, 2014, Biogen Idec agrees to conduct conjugation activities, at any time during 2014 in Biogen Idec’s sole discretion, for 2B8 (i.e., the drug substance antibody) that Spectrum ordered and received pursuant to Section 6 above. Such conjugation activities shall be performed by Biogen Idec [***] but shall be limited to Biogen Idec’s labor performed at Biogen Idec’s Cambridge, MA facility as consistent with Biogen Idec’s past labor practices necessary to perform conjugation activities for 2B8. Spectrum shall be responsible in all other manners for such conjugation activities (including, without limitation, supplying all of the drug substance antibody, equipment, raw materials and consumable materials appropriate for such conjugation activities and arranging for shipment to and from such facility of such drug substance antibody, equipment, raw materials and consumable materials and the Antibody Conjugate resulting from such conjugation activities, as well as paying for all costs and expenses with respect thereto). Notwithstanding any provision herein to the contrary, the Parties acknowledge and agree that Biogen Idec shall have no further responsibility with respect to such conjugation activities upon completion of a single conjugation campaign.

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(c) As of the date hereof, Spectrum hereby assumes liability and project management from BIIB of all responsibilities and obligations accruing on or after the date hereof under that certain Amended and Restated Commercial Supply Agreement, dated January 25, 2008, by and between BIIB and Baxter Pharmaceutical Solutions LLC (“Baxter”), as amended by (i) that certain letter, dated October 12, 2009, from Baxter to BIIB and (ii) that certain letter, dated December 9, 2010, from Baxter to BIIB (signed by BIIB on December 28, 2010). Biogen Idec shall use commercially reasonable efforts from the date hereof through October 31, 2012 to obtain Baxter’s written consent to the assignment of such agreement by BIIB to RIT (it being understood that Biogen Idec shall not be required to make any payment or provide any guarantee in order to obtain such consent) and, thereupon, Biogen Idec shall cause BIIB to assign such agreement to RIT. Spectrum shall assist BIIB in such efforts. To the extent such consent has not been obtained by October 31, 2012, Spectrum shall use commercially reasonable efforts to have Baxter and RIT enter into a replacement agreement for such agreement (which, among other things, terminates such agreement and any further liability of BIIB thereunder). In the event that neither an assignment of nor replacement for such agreement is achieved within a reasonable period of time, Biogen Idec shall use commercially reasonable efforts to provide the benefits of such contract to Spectrum (by reserving “fill slots” with Baxter) during 2012 so long as Spectrum bears all costs, expenses and other liabilities in connection therewith. Upon Spectrum’s written request, Biogen Idec shall sell to Spectrum, and Spectrum shall purchase from Biogen Idec, the equipment related to Zevalin owned by Biogen Idec but held by Baxter at Baxter’s facility in connection with such agreement on an “as is” basis without any representation or warranty of any kind, express or implied (including, without limitation, any warranties of quality, performance, merchantability or fitness for a particular use or purpose). The price of such equipment shall be US $[***] and Spectrum shall be responsible in all manners for removing such equipment from Baxter’s facility (including, without limitation, coordinating with Baxter and arranging for shipment of such equipment, as well as paying for all costs and expenses with respect thereto).

(d) Spectrum shall use commercially reasonable efforts to engage [***], Inc. (“[***]”) as its contract manufacturing organization for fill/finish activities for Zevalin. Within [***] ([***]) days of receipt of Spectrum’s invoice and reasonable supporting documentation therefor, Biogen Idec agrees to reimburse Spectrum for [***] of the amount actually paid by Spectrum to [***] and any applicable third party testing laboratories for [***] fill/finish technology transfer for Zevalin; provided, however, that such reimbursement shall be no greater than US $[***] in the aggregate. For the avoidance of doubt, such reimbursement applies solely for activities in support of fill/finish technology transfer and not to any other matters handled by [***] (including, without limitation, validation activities). For the avoidance of doubt, such reimbursement shall include payments made by Spectrum to third party testing laboratories that play a role in the technology transfer qualification of [***].

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(e) Biogen Idec shall use commercially reasonable efforts to provide Spectrum with technical advice reasonably necessary to effect the subcontracting and/or transitioning of Zevalin contemplated by this Section 7 to the extent specifically listed as a Biogen Idec responsibility on the project plan attached as Exhibit B. Notwithstanding any provision herein to the contrary, the Parties acknowledge and agree that Biogen Idec shall have no further responsibility with respect to such technical advice upon completion of a single subcontracting and/or transitioning of Zevalin.

The Parties recognize and accept that the obligations of this Section 7 shall survive expiration or earlier termination of the US Supply Agreement and the ex-US Supply Agreement.

8. Upon Spectrum’s written request at least twelve (12) months prior to the anticipated start date for the activities required to effect an orderly transition of the manufacture of 2B8 (i.e., the drug substance antibody) from Biogen Idec to Spectrum or its designee, Biogen Idec and Spectrum shall exercise fair dealing and negotiate in good faith to agree upon a project plan describing such activities (the “Project Plan”), and the Parties shall subsequently implement the Project Plan. Without prejudice to the generality of the foregoing, the Project Plan shall include or address the following:

(a) the cost and expense of Biogen Idec’s personnel and resources used in connection with the implementation of the Project Plan will be borne by Biogen Idec;

(b) Biogen Idec delivering or providing access to Spectrum or its designee of documentation reasonably necessary to effect such transition in an orderly manner consistent with regulatory requirements, including documentation summarizing any BIOGEN IDEC Know-How;

(c) if Spectrum requests, Cayman or its designee obtaining the same rights as BIIB’s rights under that certain Amended and Restated Non-Exclusive License Agreement, dated as of December 20, 2007, by and between Genentech, Inc. and BIIB (which is commonly referred to by Biogen Idec as its “Cabilly license”) in connection with the manufacture of Zevalin outside the United States through a direct license from Genentech, Inc. to Cayman or its designee or, if a direct license cannot be achieved after the use of commercially reasonable efforts, a sublicense from BIIB to Cayman or its designee (it being understood that Cayman or its designee shall enter into a sublicense agreement for such sublicense in substantially the same form and substance as the similar sublicense by BIIB to RIT for the manufacture of Zevalin within the United States in existence as of the date hereof); and

(d) limitations on the type, number, frequency and length of meetings, document requests and the like, as well as procedures and timelines with the aim of efficiently using Biogen Idec’s personnel and resources and otherwise minimizing cost and expense in connection therewith.

In furtherance of the foregoing, Biogen Idec’s obligations under the Project Plan shall be limited to (i) providing appropriate answers to specific, reasonable questions only during normal business hours and (ii) no more than a total of [***] ([***]) person-days of time, in the aggregate for all participation, by all Biogen Idec personnel. Spectrum acknowledges and agrees that Biogen Idec’s obligations under this Section 8 are limited in accordance with the Project Plan and are dependent upon (x) the reasonable competence of Spectrum or its designee with respect to the activities at issue (including, without limitation, obtaining the required approvals in a timely manner for the conduct of manufacturing activities at a facility selected and prepared by Spectrum or its designee and possession by Spectrum or its designee of the requisite skills, equipment, ingredients and resources for the manufacture of product similar to Zevalin) and (y) Spectrum’s timely performance of its obligations under Section 7 above, this Section 8 and the Project Plan. Notwithstanding any provision herein to the contrary, the Parties acknowledge and agree that Biogen Idec shall be obligated to participate in the manufacturing transfer activities contemplated by this Section 8 only once and that, subject as stated below, Biogen Idec shall have no further responsibility with respect to such activities thereafter. In the event that such transition is not successfully achieved through no fault of Biogen Idec or Spectrum, Biogen Idec agrees to provide reasonable additional assistance if requested by Spectrum, provided that Spectrum shall pay for any costs and expenses associated with such additional assistance. Such costs and expenses shall be reasonable and shall be directly referable to the activities to be performed. The Parties recognize and accept that the obligations of this Section 8 shall survive expiration or earlier termination of the US Supply Agreement and the ex-US Supply Agreement.

9. The following provisions shall apply with respect to delivery of materials under this Amendment:

9.1 Shipment and Taxes: All materials shipped under this Amendment with reference to this Section 9.1 shall be shipped EXW the manufacturing site to such location designated by Spectrum. Spectrum shall pay all freight, insurance, charges, Taxes, levies, import and export duties, inspection fees and other charges applicable to the sale and transport of such materials. Title and risk of loss and damages to such materials shall pass to Spectrum (and delivery to Spectrum shall be deemed to occur) upon delivery to the carrier at the manufacturing site. In the event of damage or loss to such materials after delivery to carrier, Spectrum shall be responsible to file claims with the carrier. Biogen Idec shall cooperate with Spectrum in the filing of such claims.

9.2 Governing Terms: All sales of materials under this Amendment with reference to this Section 9.2 shall not be subject to any terms and conditions contained on any purchase orders submitted by Spectrum, except insofar as any such purchase orders establish in writing: (i) the delivery date, consistent with the terms hereof; (ii) the shipment routes; or (iii) the carrier selected by Spectrum.

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9.3 No Implied Representation, Warranties or Conditions: Biogen Idec warrants that each of the materials supplied under this Amendment with reference to this Section 9.3 shall meet the applicable Specifications and shall be manufactured according to CGMPs and in accordance with provisions of any applicable quality agreement; provided, however, that Spectrum’s sole remedy with respect to non-compliance with the foregoing warranty for any materials supplied pursuant to Section 3 (i.e., inventory as of the date hereof) shall only apply after such non-compliance applies to more than [***] percent ([***]%) of such inventory in the aggregate, upon which Spectrum may claim a reduction of the price applicable to such inventory in excess of such [***] percent ([***]%) (it being understood that such [***] percent ([***]%) threshold acts as a deductible for which Spectrum is solely responsible) in an amount of Spectrum’s direct damages incurred as a result of such non-compliance. For the purposes of further defining the provision in the previous sentence, the [***] percent ([***]%) is relative to the US $[***] price that is described in Section 3, and the inventory is assigned the following prices: (i) seven (7) lots of Antibody Conjugate bulk solution (approximately 64 kg) expiring between April and July 2013 have a total price of $[***]; (ii) [***] ([***]) vials of Antibody Conjugate (unlabeled) expiring not earlier than November 2015 have a price per vial of $[***] and a total price of $[***]; (iii) [***] ([***]) vials of sodium acetate (unlabeled) expiring not earlier than April 2014 have a price per vial of $[***] and a total price of $[***]; (iv) [***] ([***]) vials of formulation buffer (unlabeled) expiring not earlier than November 2013 have a price per vial of $[***] and a total price of $[***]; and (v) [***] ([***]) vials of the reaction vial (unlabeled) expiring not earlier than April 2015 have a price per vial of $[***] and a total price of $[***]. EXCEPT AS OTHERWISE EXPRESSELY HEREIN PROVIDED, BIOGEN IDEC MAKES NO REPRESENTATIONS OR WARRANTIES AND THERE ARE NO CONDITIONS EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO SUCH MATERIALS SUPPLIED HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY SUCH REPRESENTATIONS, WARRANTIES OR CONDITIONS WITH RESPECT TO THE NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SUCH MATERIALS.

10. Except as expressly amended by this Amendment, the US Supply Agreement and the ex-US Supply Agreement remain in full force and effect. To the extent of any conflict between the US Supply Agreement and the ex-US Supply Agreement in the interpretation of this Amendment, the US Supply Agreement shall control.

11. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. This Amendment may be executed in separate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signatures on counterparts of this Amendment transmitted by facsimile or e-mail shall be deemed effective for all purposes.

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IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment by their duly authorized officers and representatives as of the date hereof.

BIOGEN IDEC US CORPORATION		RIT ONCOLOGY, LLC
By: Spectrum Pharmaceuticals, Inc.

By:	/s/ George A. Scangos	By:	/s/ Rajesh C. Shrotriya
Name:	George A. Scangos	Name:	Rajesh C. Shrotriya
Title:	CEO	Title:	President and Chief Executive Officer

SPECTRUM PHARMACEUTICALS
CAYMAN, L.P.

By: Spectrum Pharmaceuticals International
Holdings, LLC
		Its:	General Partner

		By:	Spectrum Pharmaceuticals, Inc.
		Its:	Managing Member

		By:	/s/ Rajesh C. Shrotriya
		Name:	Rajesh C. Shrotriya
		Title:	President and Chief Executive Officer

EXHIBIT A

PURCHASED EQUIPMENT

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EXHIBIT B

PROJECT PLAN FOR SECTION 7 SUBCONTRACTING AND/OR TRANSITIONING

(attached)

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